UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2005

CHICAGO BRIDGE & IRON COMPANY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Polarisavenue 31 2132 JH Hoofddorp The Netherlands (Address of principal executive offices)	N.A. (Zip Code)

Registrant’s telephone number, including area code: 31-23-568-5660

N.A.
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     ☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Form of Agreement & Acknowledgement of 2005 Restricted Stock Award

Item 1.01 Entry Into a Material Definitive Agreement.

     Effective April 18, 2005, the Company made restricted stock unit awards, totaling 426,000 such units, to certain of its senior management, including all its executive officers. The restricted stock vests upon the fulfillment of a performance condition, targeted cumulative earnings per share for the years 2005 and 2006, and a service condition, continued employment through January 31, 2008. If the award vests, then a participant is automatically granted retention stock options to purchase a number of shares equal to 40% of the number of restricted stock units that vest. Following satisfaction of the performance condition until the date of lapse of period of restrictions, participants will be paid as compensation at the end of each year an amount equal to any dividends paid with respect to the shares, but will not have voting rights until the shares are issued. The grants were made under the Chicago Bridge & Iron 1999 Long-Term Incentive Plan. Attached as Exhibit 10.1 is a copy of the form of Agreement and Acknowledgment of the 2005 Restricted Stock Award.

     Shares granted to our named executive officers are as follows:

Name and Position	number of shares	Number of retention options
Gerald M Glenn, Chairman of the Supervisory Board;
President, Chief Executive Officer and Chairman of
Chicago Bridge & Iron Company; and Managing
Director of Chicago Bridge & Iron Company B.V.	116,000	46,400

Stephen P. Crain, President - Western Hemisphere
Operations of Chicago Bridge & Iron Company	30,000	12,000

Robert B. Jordan, Executive Vice President and Chief
Operating Officer of Chicago Bridge & Iron Company	50,000	20,000

Richard E. Goodrich, Executive Vice President and
Chief Financial Officer of Chicago Bridge & Iron
Company; and Managing Director of
Chicago Bridge & Iron Company B.V.	30,000	12,000

Philip K. Asherman, Executive Vice President and
Chief Marketing Officer of Chicago Bridge & Iron
Company and Managing Director of Chicago
Bridge & Iron Company B.V.	34,000	13,600

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

               10.1           Form of Agreement and Acknowledgement of the 2005 Restricted Stock Award

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V. Its: Managing Director
Date: April 20, 2005	By:	/s/ Richard E. Goodrich
Managing Director

EXHIBIT INDEX

               10.1          Form of Agreement and Acknowledgement of the 2005 Restricted Stock Award